Exhibit 99.2
INDEPENDENT BANK CORP. STOCK OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTOR
Notification and Acceptance of Stock Option
     The Independent Bank Corp. 2010 Non-Employee Director Stock Plan (the “Plan”) permits the granting of Options to directors who are not also employees of Independent Bank Corp. (the “Company”). The Company is pleased to grant you the following Option in accordance with the Plan:

Effective Date of Stock Option Agreement	[ ]

Non-Employee Director Name and Residential Address:	«Name___Address»

Number of shares of common stock that may be purchased under this Stock Option:	[___] shares of the Company’s common stock, unless adjusted in accordance with this Agreement.

Type of Option	Non-Qualified Stock Option

Purchase Price	$[___] per share

Term	Ten years from date of grant, unless earlier terminated in accordance with this Agreement.

Vesting Schedule	One-third of the Options are immediately vested and fully exercisable, one-third of the Options shall be vested and fully exercisable on January 2 of the first calendar year following the date of this Agreement and one-third of the Options shall be vested and fully exercisable on January 2 of the second calendar year following the date of this agreement, unless earlier accelerated in accordance with this Agreement.
This Option is subject to the terms and conditions of the Stock Option Agreement set forth below (the “Agreement”). By signing, you both accept this Option and acknowledge that you have read, understand, and accept the terms and conditions of the Agreement set forth below.
     Signed as a Massachusetts instrument under seal as of the Effective Date:

INDEPENDENT BANK CORP.	NON-EMPLOYEE DIRECTOR

Christopher Oddleifson President and Chief Executive Officer	«Name»

Stock Option Agreement
     The Company agrees to grant to the non-employee director named above (the “Non-Employee Director”) the right and option (the “Option”) to purchase all or any part of the number of shares of its common stock, $.01 par value (hereinafter called the “Common Stock”) for the price and during the period set forth above, subject to the terms and conditions of the Plan and this Agreement, as follows:
     Section 1. Investment Purpose. The Non-Employee Director agrees and acknowledges that this Option has been acquired for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.
     Section 2. Payment of Purchase Price.
          (a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this Option shall be made (i) by delivery to the Company of cash or check to the order of the Company in an amount equal to the purchase price of shares, (ii) by delivery to the Company of shares of Common Stock already owned by the Non-Employee Director having a fair market value as of the date of exercise equal to the aggregate purchase price of the shares as to which this Option shall be exercised, or (iii) any combination of such methods of payment.
          (b) Valuation of Shares Tendered in Payment of Purchase Price. For purposes hereof, the fair market value of any shares of Common Stock which may be delivered to the Company in exercise of this Option shall be determined in accordance with the terms of the Plan.
          (c) Delivery of Shares Tendered in Payment of Purchase Price. If the Non-Employee Director exercises this Option by delivery of shares of Common Stock, the certificate or certificates representing the shares of Common Stock to be delivered shall be duly executed for transfer in blank by the Non-Employee Director or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock or a written authorization which would result in the issuance of fractional shares of Common Stock will not be accepted in payment of the purchase price of shares acquired upon exercise of this Option.
          (d) Restrictions on Use of Common Stock. Notwithstanding anything to the contrary contained in this Agreement, no shares of Common Stock may be tendered in payment of the purchase price of shares purchased upon exercise of this Option if the shares so tendered were acquired within six months prior to the date of such tender (for purposes hereof, shares of Common Stock shall be deemed to have been held by an Non-Employee Director for six months if such shares were issued to such Non-Employee Director upon exercise of an Option granted to the Non-Employee Director by the Company and the period from the date of the grant of the Option pursuant to which such shares were acquired until the delivery date of such shares of Common Stock pursuant hereto is at least six months).
     Section 3. Non-transferability. Notwithstanding anything contained in the Plan to the contrary, the Option shall not be transferable otherwise than (i) pursuant to a qualified domestic relations order (as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934), (ii) by will or the laws of intestacy or (iii) to any member of the Non-Employee Director’s Family (as such term is defined in the Plan), and the Option may be exercised, during the lifetime of the Non-Employee Director, only by him/her. More particularly (but without limiting the generality of the foregoing), the Option may not be assigned, transferred (except as provided above), pledged, or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option shall be null and void and without effect.
     Section 4. Termination of Non-Employee Director Status.
          (a) General. If the Non-Employee Director ceases to be a director of the Company or Rockland Trust Company (“Rockland”) for any reason other than removal from the Board for cause, any outstanding Option shall be exercisable by the Non-Employee Director (whether or not exercisable by the Non-Employee Director immediately prior to ceasing to be a director of the Company or Rockland) at any time prior to the expiration date of the Option or within three years after the date the Non-Employee Director ceases to be a director of the Company or Rockland, whichever is the shorter period. Following the death or permanent and total disability (as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”) or any successor thereto) of the Non-Employee Director during service as a director of the Company or Rockland, any outstanding Option held by the Non-Employee Director at the time of death or permanent and total disability (whether or not exercisable by the Non-Employee Director immediately prior to death or permanent and total disability) shall be exercisable by the person entitled to do so under the Non-Employee Director’s will or, if the Non-Employee Director shall fail to make testamentary disposition of the Option, shall die intestate or shall become permanently and totally disabled, by the Non-Employee Director’s legal representative at any time prior to the expiration date of the Option or within three years after the Non-Employee Director’s death or permanent and total disability, whichever is the shorter period.
          (b) Removal for Cause. If during the Non-Employee Director’s term of office as a director of the Company or Rockland the Non-Employee Director is removed from the Board for cause, any outstanding Option held by the Non-Employee Director which is not exercisable by the Non-Employee Director immediately prior to such removal shall terminate as of the date of such removal, and any outstanding Option held by the Non-Employee Director which is exercisable by the Non-Employee Director immediately prior to such removal shall be exercisable at any time prior to the expiration date of the Option or within three months after the date of such removal, whichever is the shorter period. If the Non-Employee Director dies or becomes permanently and totally disabled, during the period when any outstanding Options remain exercisable after ceasing to be director of the Company due to a removal for cause, any outstanding Option shall be exercisable by the person entitled to do so under the will of the Non-Employee Director or, if the Non-Employee Director shall fail to make testamentary disposition of the Option, shall die intestate or shall become permanently and totally disabled, by the Non-Employee Director’s legal representative at any time prior to the expiration date of the Option or within one year after the Non-Employee Director’s date of death or permanent and total disability, whichever is the shorter period.
     Section 5. Change of Control.
          (a) In the event of a “Change of Control” or a liquidation of the Company, Options shall immediately vest and shall become fully exercisable and shall remain exercisable for a period of three (3) months after such Change of Control.
          (b) A “Change of Control” shall be deemed to have occurred if (i) any “person” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the outstanding Common Stock or the common stock of Rockland, or (y) securities of either the Company or Rockland representing a majority of the combined voting power of the then outstanding voting securities of either the Company or Rockland, respectively; or (ii) the Company or Rockland consolidates or merges with any other person or sells all or substantially all of its assets to a person not at such time owning a majority of the outstanding Common Stock or (iii) individuals who currently constitute the Board cease for any reason to constitute a majority of the Board, unless the election of each new director was nominated or approved by the shareholders of the Company at their regularly scheduled annual meeting or was approved by at least two thirds of the directors of the Board currently in office.
     Section 6. Adjustments. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (z) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. Any adjustments or substitutions under this Section 6 shall be made by the Board, whose determination as to such adjustments or substitutions, if any, shall be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments or substitutions.
     Section 7. Method of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, at 288 Union Street, Rockland, Massachusetts 02370. Such notice shall state the election to exercise the Option and the number of shares in respect to which it is being exercised, and shall be signed by the person or persons so exercising the Option. At that time, this Agreement shall be turned in to the Company for action by the Company to reduce the number of shares to which it applies. Such notice shall either: (a) be accompanied by payment of the full purchase price of such shares, in which event the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received or (b) fix a date (which shall be a business day not less than five nor more than ten business days from the date such notice shall be received by the Company) for the payment of the full purchase price of such shares against delivery of a certificate or certificates representing such shares. Payment of such purchase price shall, in either case, be made in the manner provided above. The certificate or certificates for the shares as to which Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Non-Employee Director and if the Non-Employee Director and another person jointly, with the right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to this Agreement, by any person or persons other than the Non-Employee Director, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.
     Section 8. General. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement, shall pay all original issue taxes with respect to the issue of shares pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereof.
     Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.
     Section 10. No Retention Rights. Nothing in this Agreement or in the Plan shall confer upon the Non-Employee Director any right to continue to serve as a director of the Company or any of its direct or indirect subsidiaries. Nothing in this Agreement or in the Plan shall interfere with or otherwise restrict the rights of the Company or any of its subsidiaries to remove the Non-Employee Director from the Board of the Company or any of its direct or indirect subsidiaries.
     Section 11. Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon (i) personal delivery, (ii) deposit with a nationally recognized overnight courier or (iii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at 288 Union Street, Rockland, Massachusetts 02370 or at its then principal executive office address if different, with simultaneous copies to the President and General Counsel of the Company, and to the Non-Employee Director at the residential address set forth above or to the residential address that the Non-Employee Director has most recently provided to the Company in writing if different.
     Section 12. Entire Agreement. This Agreement, together with the Plan, constitutes the entire understanding between the parties hereto with regard to the subject matter hereof, and supersedes any other agreements, representations, or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

     Section 13. Amendments; Waivers. This Agreement may only be amended or modified in a writing signed by the Non-Employee Director and the Company. No party shall be deemed to waive any rights hereunder unless the waiver is in writing and signed by the party waiving rights. A waiver in writing on or more occasions shall not be deemed to be a waiver for any future occasions.
     Section 14. Counterparts. This Agreement may be executed in counterparts, including counterparts by telecopier, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.